Income Taxes	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
Note 8. Income Taxes
The Company had tax expense of $0.7 million for the three months ended March 31, 2024 compared to tax expenses of $3.8 million for the three months ended March 31, 2023. The Company’s effective tax rate as of March 31, 2024 was primarily impacted by the geographic mix of its earnings and losses, movements in its valuation allowance and changes in its uncertain tax positions.